UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2006
JLG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Commission file number: 1-12123

PENNSYLVANIA	25-1199382
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1 JLG Drive, McConnellsburg, PA	17233-9533
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(7l7) 485-5161
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement
     On November 22, 2006, JLG Industries, Inc. (the “Company”), certain of its subsidiaries, as guarantors (the “Guarantors”) and the Bank of New York, as trustee (the “Trustee”) entered into a Supplemental Indenture to amend certain provisions of an Indenture dated as of June 17, 2002 (as amended or supplemented prior to the date hereof) providing for the issuance of the Company’s 8 3/8% Senior Subordinated Notes due 2012. A copy of the Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
     On November 22, 2006, the Company, the Guarantors and the Trustee also entered into a Supplemental Indenture to amend certain provisions of an Indenture dated as of May 5, 2003 (as amended or supplemented prior to the date hereof) providing for the issuance of the Company’s 8 1/4% Senior Notes due 2008. A copy of the Supplemental Indenture is filed as Exhibit 4.2 hereto and is incorporated herein by reference.
     The Company has entered into these Supplemental Indentures to, once operative, eliminate most of the restricted covenants and events of default in the Indentures. The Supplemental Indentures will not become operative unless and until the outstanding 8 1/4% Senior Notes due 2008 and its 8 3/8% Senior Subordinated Notes due 2012 (collectively, the “Notes”) are accepted for purchase by the Company pursuant to its previously announced cash tender offers in respect of the Notes. The Notes will not be accepted for purchase by the Company unless and until certain conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated November 6, 2006 (the “Statement”) that was sent to noteholders are satisfied, including the consummation of the merger of Steel Acquisition Corp. with and into the Company as contemplated by that certain Agreement and Plan of Merger, dated October 15, 2006, by and among the Company, Oshkosh Truck Corporation, a Wisconsin corporation, and Steel Acquisition Corp., a Pennsylvania corporation and a wholly-owned subsidiary of Oshkosh.
Item 8.01 Other Events
     A press release announcing the pricing for its previously announced cash tender offers and consent solicitations in respect of its outstanding 8 1/4% Senior Notes due 2008 and its 8 3/8% Senior Subordinated Notes due 2012 was issued by the Company on November 21, 2006. The terms of the tender offers and consent solicitations for the 8 1/4% Senior Notes due 2008 and for the 8 3/8% Senior Subordinated Notes due 2012 are detailed in the Statement. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.
     In addition, a press release announcing that it had received, as of 5:00 p.m., New York City time, on November 21, 2006, tenders and consents from holders of more than 97.5% of its outstanding 8 1/4% Senior Notes due May 1, 2008 and more than 99.2% of its outstanding 8 3/8% Senior Subordinated Notes due June 15, 2012 was issued by the Company on November 22, 2006. The full text of the press release, a copy of which is attached hereto as Exhibit 99.2, is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

4.1	Supplemental Indenture dated as of November 22, 2006, by and among JLG Industries, Inc., the Guarantors party thereto, and the Bank of New York, as Trustee.

4.2	Supplemental Indenture dated as of November 22, 2006, by and among JLG Industries, Inc., the Guarantors party thereto, and the Bank of New York, as Trustee.

99.1	Press Release issued November 21, 2006.

99.2	Press Release issued November 22, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC.
(Registrant)

Date: November 28, 2006	/s/	James H. Woodward, Jr.
James H. Woodward, Jr.
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture dated as of November 22, 2006, by and among JLG Industries, Inc., the Guarantors party thereto, and the Bank of New York, as Trustee.

4.2	Supplemental Indenture dated as of November 22, 2006, by and among JLG Industries, Inc., the Guarantors party thereto, and the Bank of New York, as Trustee.

99.1	Press release issued November 21, 2006.

99.2	Press release issued November 22, 2006.

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